UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

BMW Vehicle Lease Trust 2025-2
(Exact name of issuing entity as specified in its charter)
Central Index Key number: 0002085172

BMW Auto Leasing LLC
(Exact name of depositor/registrant as specified in its charter)
Central Index Key number: 0001126530

BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter)
Central Index Key number: 0001541188

Financial Services Vehicle Trust
(Exact name of co-registrant as specified in its charter)
Central Index Key number: 0001126525

Delaware	333-283340 333-283340-03	22-2013053
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s IRS Employer Identification No.)

200 BMW Drive, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2025, BMW Auto Leasing LLC (“BMW LLC”) and BMW Financial Services NA, LLC (“BMW FS”) entered into an Underwriting Agreement with BNP Paribas Securities Corp., on behalf of itself and as a representative of the several underwriters named therein, for the sale of certain notes of BMW Vehicle Lease Trust 2025-2, a Delaware statutory (the “Trust”), in the following classes and in the following amounts: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $180,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $335,000,000; (iii) Class A-2b Asset-Backed Notes in the aggregate principal amount of $143,500,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $478,500,000 and (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $113,000,000 (collectively, the “Notes”).  The Notes will be issued on or about October 15, 2025 (the “Closing Date”).  Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01	Other Events.

On the Closing Date: (a) BMW Manufacturing L.P. (“BMW Manufacturing”), as grantor (in such capacity, the “Grantor”) and UTI beneficiary (in such capacity, the “UTI Beneficiary”) and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee (the “Vehicle Trustee”), will enter into a 2025-2 Vehicle Trust Supplement, to be dated as of the Closing Date (the “2025-2 Vehicle Trust Supplement”), to the trust agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), among the Grantor, the UTI Beneficiary and the Vehicle Trustee, pursuant to which a SUBI certificate (the “SUBI Certificate”) will be issued to BMW Manufacturing; (b) BMW Manufacturing and BMW LLC will enter into a SUBI Certificate Transfer Agreement, to be dated as of the Closing Date (the “SUBI Certificate Transfer Agreement”), pursuant to which the SUBI Certificate will be transferred by BMW Manufacturing to BMW LLC; (c) BMW LLC and the Trust will enter into an Issuer SUBI Certificate Transfer Agreement, to be dated as of the Closing Date (the “Issuer SUBI Certificate Transfer Agreement”), pursuant to which the SUBI Certificate will be transferred by BMW LLC to the Trust; (d) BMW LLC and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), will enter into an amended and restated trust agreement of the Trust (the “Amended and Restated Trust Agreement”); (e) Financial Services Vehicle Trust (the “Vehicle Trust”), the UTI Beneficiary and BMW FS, as servicer (in such capacity, the “Servicer”) and sponsor (in such capacity, the “Sponsor”), will enter into a 2025-2 Servicing Supplement, to be dated as of the Closing Date (the “2025-2 SUBI Servicing Supplement”), to the Basic Servicing Agreement, dated as of August 30, 1995 (the “Basic Servicing Agreement”), among the Vehicle Trust, BMW Manufacturing and the Servicer, pursuant to which the leases (the “Specified Leases”) and related leased vehicles (the “Specified Vehicles”) allocated to the SUBI Certificate will be serviced by the Servicer; (f) the Trust, the Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Specified Leases and Specified Vehicles; (g) the Trust, as issuer, and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”) will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), pursuant to which the Trust will issue the Notes; (h) BMW FS, as administrator (in such capacity, the “Administrator”), BMW LLC, as depositor, the Trust and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by the Administrator of certain services for the Trust; (i) the Vehicle Trust, BMW Manufacturing, BMW LLC, the Trust and the Indenture Trustee will enter into a Back-Up Security Agreement, to be dated as of the Closing Date (the “Back-Up Security Agreement”), pursuant to which each of the Vehicle Trust, BMW Manufacturing and BMW LLC will grant to the Trust a first priority security interest in certain collateral to secure the Notes; and (j) the Trust, the Indenture Trustee, including in its capacity as secured party, and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), will enter into a Control Agreement, to be dated as of the Closing Date (the “Control Agreement”), related to the establishment of “control” pursuant to Article Eight and Nine of the Uniform Commercial Code over certain of the collateral securing the Notes.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.  Attached as Exhibit 4.1 is the form of the Indenture, as Exhibit 10.2 is the form of the 2025-2 Vehicle Trust Supplement, as Exhibit 10.4 is the form of the 2025-2 SUBI Servicing Supplement, as Exhibit 10.5 is the form of the SUBI Certificate Transfer Agreement, as Exhibit 10.6 is the form of the Issuer SUBI Certificate Transfer Agreement, as Exhibit 10.7 is form of the Amended and Restated Trust Agreement, as Exhibit 10.8 is the form of the Issuer Administration Agreement, as Exhibit 10.9 is the form of the Back-Up Security Agreement, as Exhibit 10.10 is the form of the Asset Representations Review Agreement, and as Exhibit 10.11 is the form of the Control Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certifications are included in the Depositor Certification attached as Exhibit 36.1, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 8, 2025, among BMW FS, BMW LLC and BNP Paribas Securities Corp., on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, to be dated as of October 15, 2025, between the Trust, as issuer, and the Indenture Trustee.

10.2
2025-2 Vehicle Trust Supplement, to be dated as of October 15, 2025, among the Grantor, the UTI Beneficiary and the Vehicle Trustee, to the Vehicle Trust Agreement, among the Grantor, the UTI Beneficiary and the Vehicle Trustee.

10.4
2025-2 SUBI Servicing Supplement, to be dated as of October 15, 2025, among the Vehicle Trust, the UTI Beneficiary, the Servicer and Sponsor, to the Basic Servicing Agreement, among the Vehicle Trust, BMW Manufacturing and the Servicer.

10.5	SUBI Certificate Transfer Agreement, to be dated as of October 15, 2025, between BMW Manufacturing, as transferor, and BMW LLC, as transferee.

10.6	Issuer SUBI Certificate Transfer Agreement, to be dated as of October 15, 2025, between BMW LLC, as transferor, and the Trust, as transferee.

10.7	Amended and Restated Trust Agreement, to be dated as of October 15, 2025, between BMW LLC and the Owner Trustee.

10.8	Issuer Administration Agreement, to be dated as of October 15, 2025, among the Administrator, the Trust, BMW LLC, as transferor, and the Indenture Trustee.

10.9	Back-Up Security Agreement, to be dated as of October 15, 2025, among the Vehicle Trust, BMW Manufacturing, BMW LLC, the Trust and the Indenture Trustee.

10.10	Asset Representations Review Agreement, to be dated as of October 15, 2025, among BMW FS, the Trust and the Asset Representations Reviewer.

10.11	Control Agreement, to be dated as of October 15, 2025, among the Trust, as issuer, the Indenture Trustee, including in its capacity as secured party, and the Securities Intermediary.

36.1	Depositor Certification, dated October 8, 2025, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2025-2				FINANCIAL SERVICES VEHICLE TRUST

By:	BMW Financial Services NA, LLC,			By:	BMW Financial Services NA, LLC,
	as Administrator				as Servicer

	By:	/s/ Tobias Essig			By:	/s/ Tobias Essig
		Name:	Tobias Essig			Name:	Tobias Essig
		Title:	Chief Financial Officer & Vice President – Finance			Title:	Chief Financial Officer & Vice President – Finance

	By:	/s/ Moritz Lindemann			By:	/s/ Moritz Lindemann
		Name:	Moritz Lindemann			Name:	Moritz Lindemann
		Title:	Treasurer			Title:	Treasurer

BMW AUTO LEASING LLC

By:	BMW Financial Services NA, LLC,
as Managing Member

	By:	/s/ Tobias Essig
		Name:	Tobias Essig
		Title:	Chief Financial Officer & Vice President – Finance

	By:	/s/ Moritz Lindemann
		Name:	Moritz Lindemann
		Title:	Treasurer

Dated: October 10, 2025